UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 3, 2017

EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	66-0783622
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Cupey Center Building, Road 176, Kilometer 1.3, San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(787) 759-9999
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

On July 3, 2017, EVERTEC, Inc’s main operating subsidiary, EVERTEC Group, LLC, and EVERTEC Panama, S.A. (collectively, "EVERTEC") closed on the direct and indirect acquisition of 100% of the share capital of EFT Group S.A., a Chilean-based payment processing and software company known commercially as PayGroup, by entering into a share purchase agreement (Contrato de Compraventa de Acciones), by and among EVERTEC Group, LLC, EVERTEC Panama, S.A., Fondo de Inversión Privado Mater, Inversiones San Bernardo SpA, Asesorías e Inversiones Supernova SpA, Inversiones y Asesorías Bayona Limitada, Inversiones Hagerdorn y Morales Limitada, Christian Hagedorn Hitschfeld and Inversiones Vaimaca Limitada (the “Selling Shareholder”). EVERTEC paid approximately CLP 25,473 million, or approximately US$38.5 million at current exchange rates, subject to customary post-closing adjustments. The acquisition was pursuant to a share purchase promise agreement entered into on February 17, 2017, as described in a form 8-K filed with the SEC on February 22, 2017.

An English translation of the share purchase agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

10.1
Share Purchase Agreement (Contrato de Compraventa de Acciones), dated as of July 3, 2017, by and among EVERTEC Group, LLC, EVERTEC Panama, S.A., Fondo de Inversión Privado Mater, Inversiones San Bernardo SpA, Asesorías e Inversiones Supernova SpA, Inversiones y Asesorías Bayona Limitada, Inversiones Hagerdorn y Morales Limitada, Christian Hagedorn Hitschfeld and Inversiones Vaimaca Limitada [English Translation]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)
Date: July 3, 2017	By:	/s/ Luis Rodríguez-González
Name: Luis Rodríguez-González Title: General Counsel & EVP

EXHIBIT INDEX

Number	Exhibit
10.1
Share Purchase Agreement (Contrato de Compraventa de Acciones), dated as of July 3, 2017, by and among EVERTEC Group, LLC, Fondo de Inversión Privado Mater, Inversiones San Bernardo SpA, Asesorías e Inversiones Supernova SpA, Inversiones y Asesorías Bayona Limitada, Inversiones Hagerdorn y Morales Limitada, Christian Hagedorn Hitschfeld and Inversiones Vaimaca Limitada [English Translation]